                                                                   Exhibit 10.32

                               RETENTION AGREEMENT

     THIS RETENTION AGREEMENT (this "Agreement") is made and entered into as of ________________, by and between HORIZON PHARMACIES, INC., a Delaware corporation (the "Company"), and ______________________ ("Employee").

                                   WITNESSETH:
                                   ----------

     WHEREAS, Employee is an employee of the Company or one of its subsidiaries; and

     WHEREAS, the Company wishes to continue to retain Employee in its employ, to receive Employee's assistance in the consummation of any "Change of Control Transaction" (as defined hereinafter) and to provide continuity of management of the Company before and after the Change of Control Transaction.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Term of Agreement.
        -----------------

     (a) This Agreement shall become effective immediately prior to the consummation of a "Change of Control Transaction" and shall continue until the earliest of:

          (i) the date that the Company terminates this Agreement in writing for "Cause" (as defined hereinafter);

          (ii) ten (10) days after the date on which the Company terminates this Agreement for any reason other than for Cause and pays the "Severance Amount" (as defined hereinafter) to Employee, in a single lump sum payment;

          (iii) the date of the death or total disability of Employee; or

          (iv) the date that Employee terminates this Agreement for any reason other than a breach of this Agreement by the Company.

     (b) For purposes of this Agreement, "Change of Control Transaction" shall mean:

          (i) a sale, transfer or other conveyance of all or substantially all of the assets of the Company on a consolidated basis;

          (ii) the acquisition of beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) by any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), directly or indirectly, of securities representing fifty percent (50%) or more of the total number of votes that may be cast for the election of directors of the Company;

          (iii) the commencement (within the meaning of Rule 14d-2 promulgated under the Exchange Act) of a "tender offer" for stock of the Company subject to Section 14(d)(2) of the Exchange Act; or

          (iv) the failure at any annual or special meeting of the Company's stockholders following an "election contest" subject to Rule 14a-11 promulgated under the Exchange Act, of any of the persons nominated by the Company in the proxy material mailed to stockholders by the management of the Company to win election to seats on the Board, excluding only those who die, retire voluntarily, are disabled or are otherwise disqualified in the interim between their nomination and the date of the meeting.

     (c) For purposes of this Agreement, the following terms shall have the meanings ascribed to them below:

"Severance Amount" shall mean the sum of the following:

          (i) Employee's "Annual Compensation" for a period of two and 99/100 (2.99) years; and

          (ii) any applicable "Gross Up Payment."

"Annual Compensation" shall mean the sum of the following:

          (i) Employee's annualized base salary as of the date of termination of employment; and

          (ii) an amount equal to the greater of Employee's bonus during either of the two (2) years preceding the year in which the Change in Control occurs or the Employee's anticipated bonus for the year in which the termination of employment of Employee occurs.

     (d) For purposes of this Agreement, the term "Cause" shall mean (i) Employee's commission of any action constituting a criminal felony (other than automobile related violations) or other serious crime; (ii) Employee's willful and continued refusal to follow reasonable instructions of the Board of Directors of the Company which are material to the Company's operations or prospects and only after the Board of Directors of the Company provides written notice to the Employee which identifies with reasonable specificity the manner in which the Employee refused to follow such instructions and Employee has been provided a reasonable opportunity to cure such deficiency; or (iii) Employee devoting less than substantially all of his full time during normal business hours to the Company and which is not promptly cured after written notice from the Board of Directors of the Company to the Employee.

     (e) Upon a termination of the Employee's employment without Cause after the occurrence of a Change of Control Transaction, the Company shall maintain in full force and effect and for the Employee's benefit, for a period terminating on the earlier of (i) two (2) years after the date of termination of such employment, or (ii) the Employee's obtaining full-time employment with a new employer, all life, health and disability benefits and programs in which Employee was a participant immediately prior to such termination of employment.

     (f) In the event that the Employee becomes entitled to the payments provided by the foregoing provisions of this Section 1 (the "Agreement Payments"), if any of the Agreement Payments will be subject to the tax (the "Excise Tax") imposed by Section 4999 of the Internal Revenue Code (or any similar tax that may hereafter be imposed), the Company shall pay to the Employee, as a part of the Severance Amount, an amount (the "Gross-up Payment") to reimburse the Employee for such Excise Tax, plus any federal, state or local income tax or Excise Tax upon the Gross-up Payment provided for by this subsection (f). If the amount of the Gross-up Payment cannot be finally determined on or before the day on which the Severance Amount is to be paid pursuant to subsection (a), the Company shall pay to the Employee on such day an estimate, as determined in good faith by the Company (after consultation with its tax advisors), of the minimum amount of such payments and shall pay the remainder of such payments as soon as the amount thereof can be determined, but in no event later than the thirtieth (30th) day after payment of the Severance Amount pursuant to subsection (a).

     (g) Notwithstanding anything contained in this Agreement to the contrary, in the event that at the time of a Change of Control Transaction the Employee and the Company shall have entered into an employment agreement which is then in effect and such employment agreement contemplates that the Employee shall be entitled to receive certain severance or other payments in connection with a Change of Control Transaction, then the Severance Amount payable hereunder shall be reduced by the aggregate amount of any severance or other payments paid to Employee pursuant to such employment agreement.

     2. Compensation, Benefits and Responsibilities.
        -------------------------------------------

     (a) The Change of Control Transaction shall not result in (i) any material diminution of the scope of Employee's duties and responsibilities for the Company, or (ii) a reduction in Employee's base salary and employee benefits (it being understood that the changes, if any, employee benefits shall be viewed in their entirety and not on a plan by plan basis). In the event that the Company should breach this provision, Employee may terminate his employment and such termination shall be deemed to be a termination by the Company without "Cause," thereby entitling Employee to receive the Severance Amount.

     (b) It is contemplated that Employee shall remain located in the metropolitan area in which Employee resides on the date hereof and shall perform duties for the Company consistent with his current position with the Company; provided, however, Employee may from time to time be required to do such traveling as the Board of Directors of the Company may reasonably request. If the Company should require Employee to relocate more than thirty (30) miles, Employee may terminate his employment and such termination shall be deemed to be a termination by Company without "Cause," thereby entitling Employee to receive the Severance Amount.

     3. Assignment; Successors in Interest. The terms and conditions of this
        ----------------------------------
Agreement shall inure to the benefit of and be binding upon the successors and assigns (whether direct or indirect, by purchase, merger or reorganization) to all or substantially all of the business or assets of the Company and the heirs, executors and personal representatives of Employee. The parties hereto recognize that this Agreement shall continue if more than one Change of Control Transaction occurs and as such Change of Control Transactions may occur from time to time so long as the Employee is employed by the Company as of the date of each such Change of Control Transaction.

     4. No Obligation to Continue Employment. This Agreement is not an
        ------------------------------------
employment contract and does not create any obligation on the part of the Company or any of its subsidiaries to continue to employ the Employee prior to a Change of Control Transaction.

     5. Waiver. Failure to insist upon strict compliance with any of the terms,
        ------
covenants or conditions of this Agreement shall not be deemed a waiver of such term, covenant or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

     6. Attorneys' Fees. If Employee prevails with respect to the resolution of
        ---------------
any dispute hereunder, he shall be entitled to reasonable attorneys' fees, arbitration costs and any court costs associated with any legal action brought by him to enforce his rights under this Agreement.

     7. Severability. If any provision of this Agreement is held to be illegal,
        ------------
invalid or unenforceable under present or future law, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision were never a part hereof, and the remaining provisions shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

     8. Notice. Any notice, consent, demand, request, approval or other
        ------
communication to be given hereunder by any party to another shall be deemed to have been duly given if given in writing and personally delivered or sent by overnight delivery service, telegram, facsimile transmission, telex or United States mail, registered or certified, postage prepaid, with return receipt requested, to the following addresses:

         If to the Company:              Horizon Pharmacies, Inc.
                                         531 West Main Street
                                         Suite 100
                                         Denison, Texas  75020
                                         Attn: President

         If to Employee:                 Such address as indicate on the payroll
                                         records of the Company

Notice so given shall, in the case of notice so given by mail, be deemed to be given and received on the third calendar day after posting, in the case of notice so given by overnight delivery service, on the date of actual delivery and, in the case of notice so given by telegram, facsimile transmission, telex or personal delivery, on the date of actual transmission or, as the case may be, personal delivery.

     9. Entire Agreement. This Agreement contains the entire agreement between
        ----------------
the parties with respect to its subject matter and supersedes any and all prior understandings, agreements or correspondence between the parties.

     10. Termination of Agreement. In the event that a Change of Control
         ------------------------
Transaction has not occurred prior to the third (3rd) anniversary of this Agreement, then either the Company or the Employee may terminate this Agreement without liability, whereupon it shall become void and of no further force or effect.

     11. Amendment of Agreement. This Agreement may not be amended or extended
         ----------------------
in any respect except by a writing signed not only by all parties hereto.

     12. Arbitration. All disputes, differences and controversies arising under
         -----------
or in connection with this Agreement shall be settled and finally determined by arbitration in the city of Dallas, Texas under the prevailing rules of the American Arbitration Association. Any party hereto shall be entitled to cause judgment on the decision or award of the arbitrator(s) to be entered by any court of competent jurisdiction.

     13. Governing Law. The substantive laws of the State of Texas shall govern
         -------------
this Agreement, its terms and conditions, and the rights and obligations of the parties hereto.

     THIS AGREEMENT CONTAINS ARBITRATION PROVISIONS WHICH MAY BE ENFORCED BY THE PARTIES HERETO.

     IN WITNESS WHEREOF, this Agreement has been executed by the undersigned as of the date first above written.


COMPANY:                      HORIZON PHARMACIES, INC.


                              By:
                                 -----------------------------------------------
                                   Printed Name:  Ricky D. McCord
                                   Title:  President and Chief Executive Officer

EMPLOYEE:


                              --------------------------------------------------
                              Printed Name:
                                            ----------------------------

                                                                       Exhibit A
                                                                       ---------

                                     FORM OF
                             STATEMENT OF RESOLUTION
               ESTABLISHING A SERIES OF SHARES OF PREFERRED STOCK
                                       OF
                            HORIZON PHARMACIES, INC.

To the Secretary of State of the State of Delaware:

         Pursuant to the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, Horizon Pharmacies, Inc., a Delaware corporation (the "Corporation"), hereby submits this Certificate of Designation setting forth the following statement for the purpose of establishing and designating a series of preferred stock and fixing and determining the relative rights and preferences thereof:

         The following resolution, establishing and designating a series of shares of preferred stock and fixing and determining the relative rights and preferences thereof, was duly adopted by the Board of Directors of the Corporation on February 6, 2001:

         RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Certificate of Incorporation, as amended (the "Certificate"), the Board of Directors hereby creates a series of the Corporation's preferred stock, $.01 par value per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

         Series A Junior Participating Preferred Stock:

         Section 1. Designation and Amount. The shares of such series shall be
                    ----------------------
designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 150,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that, (i) no such increase shall increase the number of shares of Series A Preferred Stock to a number which would cause the aggregate number of shares of Preferred Stock then outstanding, plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock, to exceed the total number of authorized shares of Preferred Stock; and (ii) no such decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock. In the event of such increase or decrease in the number of shares of Series A

                                      A-

Preferred Stock, the Corporation shall execute, acknowledge and file with the Secretary of State of Delaware a certificate setting forth a statement that the specified increase or decrease therein has been authorized and directed by a resolution or resolutions adopted by the Board of Directors. In case the number of shares of Series A Preferred Stock shall be decreased, the number of shares so specified in such certificate shall resume the status which they had prior to the adoption of this Certificate of Designation

         Section 2.   Dividends and Distributions.
                      ---------------------------

                  (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of common stock, par value $.01 per share (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last business day of November, February, May and August in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $.25 or (ii) subject to the provision for adjustment hereinafter set forth, one hundred (100) times the aggregate per share amount of all cash dividends, and one hundred
         (100) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common stock that were outstanding immediately prior to such event.

                  (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this
         Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, that, in the event no dividend or distribution shall
                 --------  ----
         have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a

                                      A-
         dividend of $.25 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

                  (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date.

         Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

         Section 3. Voting Rights. The holders of shares of Series A Preferred
                    -------------
Stock shall have the following voting rights:

                  (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to one hundred (100) votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                  (B) Except as otherwise provided herein, in any other Certificate of Amendment creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

                                      A-

                  (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

         Section 4.   Certain Restrictions.
                      --------------------

                  (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in
         Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                      (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding
                  up) to the Series A Preferred Stock;

                      (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

                      (iii) redeem or purchase or otherwise acquire for
                  consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock: or

                      (iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes,

                                      A-
                  shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

                  (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A)(iii) or (iv) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

         Section 5. Reacquired Shares. Any shares of Series A Preferred Stock
                    -----------------
purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and shall resume the status they had prior to the adoption of this Certificate of Designation and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate or in any other Certificate of Amendment creating a series of Preferred Stock or any similar stock or as otherwise required by law.

         Section 6. Liquidation, Dissolution or Winding Up. Upon any
                    --------------------------------------
liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received one dollar ($1.00) per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to one hundred (100) times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (ii) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (i) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 7. Consolidation, Merger, etc. In case the Corporation shall
                    --------------------------
enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly

                                      A-
exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to one hundred (100) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 8. No Redemption. The shares of Series A Preferred Stock shall
                    -------------
not be redeemable.

         Section 9. Rank. The Series A Preferred Stock shall rank, with respect
                    ----
to the payment of dividends and the distribution of assets, (i) junior to all series of any other class of the Corporation's Preferred Stock; and (ii) senior to all series and classes of the Corporation's Common Stock.

         Section 10. Amendment. The Certificate shall not be amended in any
                     ---------
manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

         Section 11. Fractional Shares. Series A Preferred Stock may be issued
                     -----------------
in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

Dated as of February 6, 2001.

                               HORIZON PHARMACIES, INC.


                               By:
                                  ---------------------------------------------
                                  Printed Name:  Rick D. McCord
                                  Title:  President and Chief Executive Officer

                                      A-

                                                                       Exhibit B
                                                                       ---------

                          [Form of Rights Certificate]


Certificate No. R-
                                                                 ________ Rights


         NOT EXERCISABLE AFTER DECEMBER 31, 2010 OR EARLIER IF REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES DESCRIBED IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO OR HELD BY ANY PERSON WHO IS,WAS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON, OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO IS, WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 11(a)(ii) OF THE RIGHTS AGREEMENT.]

------------
The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

                                      B-

                               Rights Certificate
                            HORIZON PHARMACIES, INC.

         This certifies that ________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of February 6, 2001 (the "Rights Agreement") by and between Horizon Pharmacies, Inc., a Delaware corporation (the "Company"), and Computershare Investor Services, L.L.C., (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., Dallas, Texas time, on December 31, 2010 at the designated office of the Rights Agent, or at the office of its successor as Rights Agent, one one-hundredth of a fully paid and nonassessable share of Series A Junior Participating Preferred Stock, $.01 par value (the "Preferred Stock"), of the Company at a purchase price of Twenty Dollars ($20.00) per one one-hundredth a share of Preferred Stock (the "Purchase Price"), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and the Form of Certification of Status duly executed, along with a signature guarantee and such other and further documentation as the Rights Agent may reasonably request. The number of Rights evidenced by this Rights Certificate (and the number of one one-hundredths of a share of Preferred Stock which may be purchased upon the full exercise hereof) set forth above, and the Purchase Price set forth above, are the number and the Purchase Price as of February 23, 2001, based on the Preferred Stock as constituted on such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-hundredths of a share of Preferred Stock which may be purchased upon the full exercise of the Rights evidenced by this Rights Certificate are subject to change and adjustment upon the happening of certain events. Capitalized terms not defined herein have the respective meanings specified in the Rights Agreement.

         Upon the occurrence of a Section 11(a)(ii) Event, if the Rights evidenced by this Rights Certificate are Beneficially Owned by (i) an Acquiring Person or any Affiliate or Associate of such Acquiring Person, (ii) a transferee of an Acquiring Person or any Affiliate or Associate of such Acquiring Person who becomes a transferee after such Acquiring Person becomes such, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of an Acquiring Person or any Affiliate or Associate of such Acquiring Person who becomes a transferee prior to or concurrently with such Acquiring Person becoming such, such Rights shall become void, and no holder hereof shall have any right to exercise such Rights from and after the occurrence of such Section 11(a)(ii) Event.

         This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated herein by reference and made a part hereof, to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the suspension of the exercisability of the Rights represented hereby under the circumstances set forth in the Rights Agreement. Copies of the Rights Agreement are on file at

                                      B-
the principal executive office of the Company and at the designated office of the Rights Agent and are also available upon written request to the Secretary of the Company.

         This Rights Certificate, with or without other Rights Certificates, upon surrender at the designated office of the Rights Agent, along with a signature guarantee and such other and further documentation as the Rights Agent may reasonably request, may be exchanged for one or more Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase the same aggregate number of shares of Preferred Stock as the Rights evidenced by the Rights Certificates surrendered. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, one or more Rights Certificates for the number of whole Rights not exercised.

         Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right, or (ii) may be exchanged, in whole or in part, for shares of Preferred Stock or shares of the Company's Common Stock, $.01 par value.

         No fractional share of Preferred Stock will be issued upon the exercise of any Rights represented hereby (other than fractions which are integral multiples of one one-hundredth of a share of Preferred Stock), but in lieu thereof a cash payment will be made as provided in the Rights Agreement.

         No holder, as such, of this Rights Certificate shall be entitled to vote, to receive dividends or other distributions or to exercise any preemptive rights, or shall be deemed for any other purpose to be the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof; nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any other matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement) or to receive dividends, subscription rights or other distributions, until the Right or Rights evidenced by this Rights Certificate shall have been exercised in accordance with the provisions of the Rights Agreement.

         This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

                                      B-

         IN WITNESS WHEREOF, this Rights Certificate has been executed by the Company by the duly authorized facsimile signature of a proper officer of the Company and a facsimile of its corporate seal has been imprinted hereon and duly attested by the duly authorized facsimile signature of a proper officer of the Company.

Dated as of February 6, 2001
                                       HORIZON PHARMACIES, INC.

                                       By
                                         ---------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

[CORPORATE SEAL]

ATTEST:



Countersigned:                         ,
              -------------------------
                    as Rights Agent



By
  ---------------------------------
         Authorized Signature

Date of Countersignature:                   ,        .
                         -------------------  -------


                                      B-

                      [Reverse Side of Rights Certificate]


                          FORM OF ELECTION TO PURCHASE
                          ----------------------------

                    (To be executed by the registered holder if such holder desires to exercise Rights represented by this Rights Certificate)

To Horizon Pharmacies, Inc.

         The undersigned hereby irrevocably elects to exercise ______________ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of such Rights (or other securities of the Company or of any other persons that may be issuable upon exercise of all Rights) and requests that certificates for such shares of Preferred Stock (or other such securities) be issued in the name of:

Please insert social security
or other identifying number:
                            -----------------------


--------------------------------------------------------------------------------
(Please print name and address)

--------------------------------------------------------------------------------

If such number of Rights shall not be all the Rights represented by this Rights Certificate, a new Rights Certificate for the remaining unexercised Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number:
                            ----------------------


--------------------------------------------------------------------------------
(Please print name and address)

--------------------------------------------------------------------------------

Dated:                     ,
       -------------------- --------


                                    --------------------------------------------
                                    Signature

                                      B-

Signature Guaranteed:

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Rights Agent, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Rights Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                             CERTIFICATION OF STATUS

           The undersigned hereby certifies by checking the appropriate boxes that:

         (1) this Rights Certificate

                       is
             --------

                       is not
             --------

being exercised, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement); and

         (2) after due inquiry and to the best knowledge of the undersigned, it did
             --------

                       did not
             --------

acquire the Rights evidenced by this Rights Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.


                                    --------------------------------------------
                                    Signature


Date:                      ,
       --------------------  -------

                                      B-

                                     NOTICE
                                     ------

         The signature(s) on the foregoing Form of Election to Purchase and Certification of Status must correspond to the name written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

         In the event the Certification of Status set forth above is not completed, the Company will deem the Beneficial Owner of the Rights represented by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and, in the case of the issuance of a new Rights Certificate, will affix a legend to such effect on any Rights Certificates issued in exchange for this Rights Certificate.

                                      B-

                      [Reverse Side of Rights Certificate]


                               FORM OF ASSIGNMENT
                               ------------------

                (To be executed by the registered holder if such
               holder desires to transfer this Rights Certificate)

     FOR VALUE RECEIVED hereby sells, assigns and transfers unto___________
                 (Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated:                     ,
      ---------------------  -------


                                    --------------------------------------
                                    Signature

Signature Guaranteed:

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Rights Agent, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Rights Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                      B-

                             CERTIFICATION OF STATUS

         The undersigned hereby certifies by checking the appropriate boxes that:

         (1)  this Rights Certificate

                      is
             --------

                      is not
             --------

being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement); and

         (2)  after due inquiry and to the best knowledge of the undersigned, it did
             --------

                       did not
             --------

acquire the Rights evidenced by this Rights Certificate from any person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate thereof.


                                    ------------------------------------------
                                    Signature


Date:                               ,
     -------------------------------  ------


                                      B-

                                     NOTICE
                                     ------

         The signature(s) on the foregoing Form of Assignment and Certification of Status must correspond to the name written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the Certification of Status set forth above is not completed, the Company will deem the Beneficial Owner of the Rights represented by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to such effect on any Rights Certificates issued in exchange for this Rights Certificate.

                                      B-

                                                                       Exhibit C
                                                                       ---------

                     SUMMARY OF RIGHTS TO PURCHASE SHARES OF
                  SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

         On February 6, 2001, the Board of Directors of Horizon Pharmacies, Inc. (the "Company") declared a dividend of one preferred stock purchase right (a "Right") for each outstanding share of Common Stock, $.01 par value, (the "Common Stock"), of the Company. The dividend is payable on February 23, 2001 (the "Record Date") to the shareholders of record of Common Stock at the close of business on such date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, $.01 par value (the "Series A Preferred Stock"), at a price of Twenty Dollars ($20.00) per one one-hundredth of a share of Series A Preferred Stock (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement dated as of February 6, 2001 (the "Rights Agreement") by and between the Company and Computershare Investor Services, L.L.C., as Rights Agent (the "Rights Agent"). Capitalized terms not defined herein have the respective meanings specified in the Rights Agreement.

         Until the earlier to occur of (i) ten (10) days after the first public announcement that a Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company or any entity holding Shares of Common Stock for or pursuant to the terms of any such plan) (an "Acquiring Person"), either alone or together with its Affiliates and Associates, has become the Beneficial Owner of fifteen percent (15%) or more of the outstanding shares of Common Stock, and (ii) ten
(10) Business Days (or such later date as may be determined by action of the Board of Directors prior to the time any Person becomes an Acquiring Person) after the commencement of, or the announcement of an intention to commence, a tender or exchange offer the consummation of which would result in any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any Subsidiary of the Company or any entity holding Shares of Common Stock for or pursuant to the terms of any such plan) becoming the Beneficial Owner of fifteen percent (15%) or more of such outstanding shares of Common Stock (the earlier of clause (i) and (ii) being hereinafter called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificates, with a copy of this Summary of Rights attached thereto.

         The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or the earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date, either upon transfer of outstanding shares of Common Stock or the original issuance of additional shares of Common Stock, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or the earlier redemption or expiration of the Rights), the surrender for transfer of any certificate for shares of Common Stock outstanding as of the Record

Date, without such notation and whether or not a copy of this Summary of Rights is attached thereto, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Rights Certificates") will be mailed to the registered holders of the shares of Common Stock as of the close of business on the Distribution Date, and such separate Rights Certificates will thereafter constitute the sole evidence of the Rights. Each share of Common Stock issued after the Distribution Date and prior to the earlier of the redemption or expiration of the Rights, pursuant to the exercise of any option, warrant, right or conversion or exchange privilege contained in any option, warrant, right or convertible or exchangeable security (other than the Rights) issued by the Company prior to the Distribution Date, shall also include the right to receive a Right (unless the Board of Directors expressly provides to the contrary at the time of issuance of any such option, warrant, right, convertible or exchangeable security) and Rights Certificates evidencing such Rights shall be issued at the time of issuance of such shares of Common Stock.

         The Rights are not exercisable until the Distribution Date. The Rights will expire on December 31, 2010 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

         The Purchase Price payable, and the number of shares of Series A Preferred Stock or other securities, cash or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series A Preferred Stock, (ii) upon the grant to the holders of shares of Series A Preferred Stock of certain options, warrants or rights to subscribe for or purchase shares of Series A Preferred Stock at a price, or securities convertible into or exchangeable for shares of Series A Preferred Stock with a conversion or exchange price, less than the then current market price of the shares of Series A Preferred Stock, or (iii) upon the distribution to the holders of shares of Series A Preferred Stock of evidences of indebtedness or assets (other than a regular quarterly cash dividend at a rate not in excess of 125% of the rate of the last regular quarterly cash dividend theretofore paid or a dividend payable in shares of Series A Preferred Stock) or options, warrants or rights (other than those referred to above).

         The number of outstanding Rights and the number of one one-hundredths of a share of Series A Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in shares of Common Stock or a subdivision, consolidation, combination, or reclassification of the Common Stock occurring, in any such case, prior to the Distribution Date.

         Shares of Series A Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Series A Preferred Stock will be entitled to a minimum preferential quarterly dividend payment of $.25 per share but will be entitled to an aggregate dividend of one hundred (100) times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the shares of Series A Preferred Stock will be entitled to a minimum preferential liquidation payment of one dollar ($1.00) per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of the shares of Series A Preferred Stock shall be entitled to an aggregate payment of one hundred (100) times the payment made per share of Common Stock, as adjusted to reflect any dividend on the Common Stock payable in shares of Common Stock or any subdivision, combination or reclassification of the Common Stock. Each share of Series A Preferred Stock will have one hundred (100) votes, voting together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Series A Preferred Stock will be entitled to receive one hundred (100) times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions.

         Because of the nature of the dividend, liquidation and voting rights of the Series A Preferred Stock, the value of the one one-hundredth interest in a share of Series A Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

         In the event that any Person, together with its Affiliates and Associates, becomes the Beneficial Owner of fifteen percent (15%) or more of the Shares of Common Stock then outstanding, proper provision shall be made so that each registered holder of a Right will thereafter have the right to receive upon exercise thereof at the then current Purchase Price of the Right that number of shares of Common Stock of the Company having a market value of two times such Purchase Price. Notwithstanding the foregoing, after the occurrence of the event described in this paragraph, all Rights which are, or (under certain circumstances specified in the Rights Agreement) were, Beneficially Owned by an Acquiring Person or any Affiliate or Associate thereof will be void. Under no circumstances may a Right be exercised following the occurrence of a transaction described in this paragraph prior to the expiration of the Company's right of redemption.

         In the event that, on or after the first public announcement by the Company or an Acquiring Person that an Acquiring Person has become such (the "Share Acquisition Date"), the Company is acquired in a merger or other business combination transaction or fifty percent (50%)or more of its consolidated assets or earning power are sold or transferred (in one transaction or a series of transactions other than in the ordinary course of business), proper provision shall be made so that each registered holder of a Right (except Rights which have become void as specified above) will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, the number of shares of common stock of the acquiring company (or of another Person affiliated therewith as provided in the Rights Agreement) which at the time of such transaction will have a market value of two times such Purchase Price.

         At any time after any person becomes an Acquiring Person and prior to the time such Person, together with its Affiliates and Associates, becomes the Beneficial Owner of fifty percent (50%) or more of the outstanding shares of Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights which have become void), in whole or in part, at the exchange rate of one share of Common Stock, or one one-hundredth of a share of Series A Preferred Stock (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right, subject to adjustment as provided in the Rights Agreement.

         With certain exceptions, no adjustment in the Purchase Price will be made until the cumulative adjustments required equal at least one percent (1%) of the Purchase Price. No fractional shares of Series A Preferred Stock will be issued (other than fractions which are integral multiples of one one-hundredth of a share of Series A Preferred Stock), but in lieu thereof a payment in cash will be made based on the market price of the shares of Series A Preferred Stock on the last trading day prior to the date of exercise or exchange.

         At any time prior to the earlier of (i) the tenth (10th) Business Day after the Share Acquisition Date (subject to one or more extensions by a majority of the Disinterested Directors), and (ii) the Final Expiration Date, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend, subdivision or combination or any similar transaction occurring after the date of the Rights Agreement (the "Redemption Price"); provided, however, that, under certain circumstances specified in the
         --------  -------
Rights Agreement, the Rights may not be redeemed unless there are Disinterested Directors in office and such redemption is approved by a majority of such Disinterested Directors. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion shall establish. After the redemption period has expired, the Company's right of redemption may be reinstated, under the circumstances specified in the Rights Agreement, which include the concurrence of a majority of the Disinterested Directors, if an Acquiring Person shall have reduced to ten percent (10%) or less the number of outstanding shares of Common Stock Beneficially Owned in a transaction or series of transactions not involving the Company and not constituting specified transactions which result in a discounted Purchase Price under the Rights Agreement. Immediately after any action by the Board of Directors directing the redemption of the Rights, the right to exercise the Rights shall terminate and thereafter the registered holders of the Rights shall be entitled to receive only the Redemption Price per Right.

         The term "Disinterested Director" means any member of the Company's Board of Directors who is unaffiliated with an Acquiring Person or any Affiliate or Associate thereof and was a member of the Company's Board of Directors prior to the time that an Acquiring Person became such and any successor of a Disinterested Director who is unaffiliated with an Acquiring Person or any Affiliate or Associate thereof and is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the Company's Board of Directors.

         Prior to the Distribution Date, the terms of the Rights may be supplemented or amended by the Board of Directors of the Company in any manner and thereafter the Rights may be supplemented or amended by such Board of Directors, without the approval of any holders of the Rights or the Rights Certificates, in certain respects which shall not adversely affect, as determined by the Company, the interests of such holders; provided, however, that the Rights Agreement cannot be amended to lengthen (i) any time period unless (A) such lengthening is approved by a majority of the Disinterested Directors and (B) such lengthening is for the benefit of the holders of the Rights, or (ii) any time period relating to when the Rights may be redeemed if at such time the Rights are not then redeemable.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

         A copy of the Rights agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. Copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.